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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

      PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




     Date of Report (Date of earliest event reported): JULY 1, 1999


                                LEARN2.COM, INC.
     (Exact name of registrant as specified in its charter)


-------------------------------------------------------------------------------------------------------------------------
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                DELAWARE                                 0-24936                                75-2480669
    (State or other jurisdiction of              (Commission File Number)          (IRS Employer Identification Number)
             incorporation)
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




              925 WESTCHESTER AVENUE, WHITE PLAINS, NEW YORK            10604
                     (Address of principal executive offices)         (Zip Code)



     Registrant's telephone number, including area code:  (914) 682-4300

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)






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ITEM 5.  OTHER EVENTS

         We hereby incorporate by reference the supplementary consolidated financial statements of Learn2.com, Inc. (formerly known as 7th Level, Inc.) as of December 31, 1998 and 1997 and for each of the years in the three year period ended December 31, 1998, included in the Company's previously filed Registration Statement File No. 333-82039 on Form S-4.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  EXHIBITS.

         23.1 Consent of KPMG LLP.

         23.2 Consent of Arthur Andersen LLP.







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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  7TH LEVEL, INC.



                                  By:  /s/ Marc E. Landy
                                       ---------------------------------------
                                       Marc E. Landy
                                       Vice President, Chief Financial Officer
                                       and Secretary

Date: July 20, 1999


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                                INDEX TO EXHIBITS


EXHIBIT NO.
-----------
23.1            Consent of KPMG LLP.
23.2            Consent of Arthur Anderson LLP.